EXECUTION COPY

     FIFTH AMENDMENT and WAIVER dated as of October 17, 2003,
(this "Amendment") to the FIVE-YEAR CREDIT AGREEMENT dated as of October 28, 1999, as amended through the date hereof (as it may be further amended, restated, supplemented or otherwise modified from time to time, the "Five-Year Credit Agreement"), among CROMPTON CORPORATION (formerly known as CK Witco Corporation) (the "Company"); the Eligible Subsidiaries referred to therein; the BANKS referred to therein; JPMORGAN CHASE BANK (formerly known as THE CHASE MANHATTAN BANK) ("JPMORGAN"), as Syndication Agent; CITICORP USA, INC. (as successor to Citibank, N.A. in its capacity as Administrative Agent), as Administrative Agent; and BANK OF AMERICA, N.A. and DEUTSCHE BANK SECURITIES INC. (formerly known as DEUTSCHE BANC ALEX. BROWN INC.), as Co-Documentation Agents.

                      WHEREAS, the Company, the Eligible Subsidiaries, the Banks, the Co-Documentation Agents,the Syndication
Agent and the Administrative Agent are parties to the Five-Year Credit Agreement;

                      WHEREAS, pursuant to the Five-Year Credit Agreement, the Banks have made and agreed to make certain loans to the Borrowers; and

                      WHEREAS, the Company has requested that certain provisions of the Five-Year Credit Agreement be modified and waived in the manner provided in this Amendment;

                      WHEREAS, the Banks whose signatures appear below, constituting the Required Banks, hereby agree to amend the Five-Year Credit Agreement, which amendment shall become effective upon satisfaction of the conditions precedent set forth herein;

                      NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                      SECTION I. Defined Terms. Capitalized terms used but not defined herein have the meanings assigned to them in the Five-Year Credit Agreement.

                      SECTION 2. Amendment ofthe Five-Year Credit Agreement. Pursuant to Section 11.05 of the Five-Year Credit Agreement, effective as of the Amendment No.5 Effective Date (as defined in Section 5), the parties hereto amend the Five-Year Credit Agreement as follows:

                       (a) Amendment of Section 1.01. The following definition is added to Section 1.01 in its appropriate alphabetical location:

                      "'Amendment No.5 Termination Date' means the first to occur of November 30, 2003, and any date on which there shall occur or come to the attention of the Administrative Agent or any Bank any Default or Event of Default."

                       (b) Limited Amendment of Section 5.07(b). (i) Section 5.07(b) is hereby amended by adding at the end thereof the following:

                      "Notwithstanding the foregoing, no Default shall exist under this Section 5.07(b) during the period commencing on September 30, 2003, and ending on the Amendment No.5 Termination Date, as a result of the Interest Coverage Ratio for the four-
fiscal quarter period ending on September 30, 2003, being less than 2.75 to 1.00 so long as such ratio is not less than 2.50 to 1.00."

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                       (ii) On the Amendment No.5 Termination Date, the amendment provided for in paragraph (a) of this Section 2 shall expire and be of no further force or effect and Section 5.07(b) shall be as in effect immediately prior to this Amendment, and the Banks shall have all rights and remedies to which they would have been entitled had this Amendment never become effective.

                       (c) Amendment of Section 5.17. Section 5.17 is hereby amended to read as follows:

                      "SECTION 5.17. Payment a/Other indebtedness. Neither the Company nor any Borrower will, nor will any of them permit any Subsidiary to, make or agree to payor make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of the principal of or interest on any indebtedness for borrowed money, or with respect to any securities or other financial instruments, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, defeasance, cancellation or termination of any such indebtedness, except (a) payment of indebtedness created under the Loan Documents, (b) payments of regularly scheduled interest datory principal payments as and when due in respect of any such indebtedness and ( c) payments of secured indebtedness that becomes due as a result of any voluntary sale or transfer permitted by this Agreement of the property or assets securing such indebtedness."

                       (d) Amendment of Section 6.0 l(b ). Section 6.0 I (b) is hereby amended to read as follows:

                      "(b) the Company or any other Borrower shall fail to observe or perform any applicable covenant contained in Sections 5.07, 5.08,
5.09, 5.10, 5.12, 5.13, 5.15, 5.16, 5.17, and 5.18."

                      SECTION 3. Waiver. (a) The Banks hereby waive, solely for the period commencing on September 30, 2003 and ending on the Amendment No.5 Termination Date, any Event of Default existing exclusively under Section 5.07(b) of the Five-Year Credit
Agreement that would not have existed had the amendment provided for in Section 2(b) been effective.

                      SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Company hereby represents and warrants that, after giving effect to this Amendment:

                       (a) The representations and warranties set forth in Article 4 of the Five-Year Credit Agreement, as amended by this
Amendment, are true and correct on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, with all references to "this Agreement" being deemed to refer to the Five-Year Credit Agreement, as amended by this
Amendment;

                       (b) After giving effect to the amendments and waivers provided for in Sections 2 and 3, no Default or Event of Default has
occurred and is continuing; and

                       (c) This Amendment, when duly executed and delivered by the Company to the Syndication Agent, shall constitute a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

                      SECTION 5. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment No.5
Effective Date") on which each of the following conditions has been satisfied:

                       (a) the Syndication Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Company, the Required Banks and the Syndication Agent; and

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                       (b) The Administrative Agent and the Syndication Agent shall have received payment of all fees and expenses, included to the extent invoiced, reimbursement or payment of all out-ofpocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by the Company under the Five. Y ear Credit Agreement.

                      SECTION 9. Effect of Amendment. (a) On and after the Amendment No.5 Effective Date, each reference in the Five-Year Credit Agreement to "this Agreement", "hereunder", "herein", or words of like import shall mean and be a reference to the Five-Year Credit Agreement, as amended hereby. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Banks under the Five-Year Credit Agreement or any other Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Five- Year Credit Agreement or any other Loan Documents, all of which are ratified and affirmed in all
\respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Five-Year Credit Agreement or any other Loan Documents in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Five-Year Credit Agreement specifically referred to herein.

                       (b) Nothing herein will be deemed to reduce the obligations of any Subsidiary Guarantor under the Subsidiary Guarantee
Agreement, which shall remain in full force and effect.

                      SECTION 10. Counterparts. This Amendment may be executed by one or more parties to this Amendment in any number of separate counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract.
Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

                      SECTION II. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND
GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                      SECTION 12. Headings. Section headings used herein are for convenience of reference only, are not part of, and are not to be taken into consideration in interpreting, this Amendment.

                      SECTION 13. Expenses. The Company shall reimburse the Syndication Agent and the Collateral Agent for their reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP.

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                      IN WITNESS WHEREOF, the Company, the Administrative Agent and the undersigned Banks have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

CROMPTON CORPORATION,

By

Name:

Title:

By

Name:

Title:

Each of the Subsidiary Guarantors
hereby acknowledges receipt of, and
consents to the terms of, this
Amendment.

UNIROYAL CHEMICAL COMPANY, INC
Formerly known as
CROMPTON MANUFACTURING COMPANY,
INC.,

By

Name:

Title:

By

Name:

Title:

CITICORP USA, INC., individually,
as Administrative Agent and as
Collateral Agent,

By

Name:

Title:

JPMORGAN CHASE BANK (formerly known
as THE CHASE MANHATTAN BANK),
individually and or Syndication Agent,

By

Name:

Title:

Name:

Title:

270 Park Avenue

New York, NY 10017

SIGNATURE PAGE TO THE CROMPTON CORPORATION
       FIFTH AMENDMENT AND WAIVER DATED AS OF
         OCTOBER 17, 2003 TO THE FIVE-- YEAR CREDIT
       AGREEMENT DATED AS OF OCTOBER 28, 1999 AS
              AMENDED THROUGH THE DATE HEREOF

BANK OF AMERICA, N.A.,

By

Name:

Title:

335 Madison Avenue

New York, NY 10017

SIGNATURE PAGE TO THE CROMPTON CORPORATION
       FIFTH AMENDMENT AND WAIVER DATED AS OF
         OCTOBER 17, 2003 TO THE FIVE-- YEAR CREDIT
       AGREEMENT DATED AS OF OCTOBER 28, 1999 AS
              AMENDED THROUGH THE DATE HEREOF

DEUTSCHE BANK AG NEW YORK BRANCH

                  By

Name:

Title:

Name:

Title:

31 W. 52nd Street

New York, NY 10019

SIGNATURE PAGE TO THE CROMPTON CORPORATION
       FIFTH AMENDMENT AND WAIVER DATED AS OF
         OCTOBER 17, 2003 TO THE FIVE-- YEAR CREDIT
       AGREEMENT DATED AS OF OCTOBER 28, 1999 AS
              AMENDED THROUGH THE DATE HEREOF

MELLON BANK, N.A.,

By

Name:

Title:

One Mellon Bank Center

Pittsburgh, PA 15258

SIGNATURE PAGE TO THE CROMPTON CORPORATION
       FIFTH AMENDMENT AND WAIVER DATED AS OF
         OCTOBER 17, 2003 TO THE FIVE-- YEAR CREDIT
       AGREEMENT DATED AS OF OCTOBER 28, 1999 AS
              AMENDED THROUGH THE DATE HEREOF

ABN AMRO BANK N.V.,

By

Name:

Title:

By

Name:

Title:

SIGNATURE PAGE TO THE CROMPTON CORPORATION
       FIFTH AMENDMENT AND WAIVER DATED AS OF
         OCTOBER 17, 2003 TO THE FIVE-- YEAR CREDIT
       AGREEMENT DATED AS OF OCTOBER 28, 1999 AS
              AMENDED THROUGH THE DATE HEREOF

                  BANK HAPOALIM B.M.

By

Name:

Title:

Address:

SIGNATURE PAGE TO THE CROMPTON CORPORATION
       FIFTH AMENDMENT AND WAIVER DATED AS OF
         OCTOBER 17, 2003 TO THE FIVE-- YEAR CREDIT
       AGREEMENT DATED AS OF OCTOBER 28, 1999 AS
              AMENDED THROUGH THE DATE HEREOF

THE BANK OF NEW YORK,

By

Name:

Title:

Address:

SIGNATURE PAGE TO THE CROMPTON CORPORATION
       FIFTH AMENDMENT AND WAIVER DATED AS OF
         OCTOBER 17, 2003 TO THE FIVE-- YEAR CREDIT
       AGREEMENT DATED AS OF OCTOBER 28, 1999 AS
              AMENDED THROUGH THE DATE HEREOF

                WACHOVIA BANK, N.A

                           By

Name:

Title:

SIGNATURE PAGE TO THE CROMPTON CORPORATION
       FIFTH AMENDMENT AND WAIVER DATED AS OF
         OCTOBER 17, 2003 TO THE FIVE-- YEAR CREDIT
       AGREEMENT DATED AS OF OCTOBER 28, 1999 AS
              AMENDED THROUGH THE DATE HEREOF

                FLEET NATIONAL BANK,

By

Name:

Title:

SIGNATURE PAGE TO THE CROMPTON CORPORATION
       FIFTH AMENDMENT AND WAIVER DATED AS OF
         OCTOBER 17, 2003 TO THE FIVE-- YEAR CREDIT
       AGREEMENT DATED AS OF OCTOBER 28, 1999 AS
              AMENDED THROUGH THE DATE HEREOF

               FORTIS (USA) FINANCE LLC,

By

Name:

Title:

                            By

Name:

Title:

Address:

SIGNATURE PAGE TO THE CROMPTON CORPORATION
       FIFTH AMENDMENT AND WAIVER DATED AS OF
         OCTOBER 17, 2003 TO THE FIVE-- YEAR CREDIT
       AGREEMENT DATED AS OF OCTOBER 28, 1999 AS
              AMENDED THROUGH THE DATE HEREOF

BANK OF TOKYO-MITSUBISHI TRUST
COMPANY,

By

Name:

Title:

SIGNATURE PAGE TO THE CROMPTON CORPORATION
       FIFTH AMENDMENT AND WAIVER DATED AS OF
         OCTOBER 17, 2003 TO THE FIVE-- YEAR CREDIT
       AGREEMENT DATED AS OF OCTOBER 28, 1999 AS
              AMENDED THROUGH THE DATE HEREOF

WestLB AG (f/k/a/. WESTDEUTSCHE LANDESBANK, Girozentrale), New York Br.

By

Name:

Title:

By

Name:

Title:

SIGNATURE PAGE TO THE CROMPTON CORPORATION
       FIFTH AMENDMENT AND WAIVER DATED AS OF
         OCTOBER 17, 2003 TO THE FIVE-- YEAR CREDIT
       AGREEMENT DATED AS OF OCTOBER 28, 1999 AS
              AMENDED THROUGH THE DATE HEREOF

THE BANK OF NOVA SCOTIA,

By

Name:

Title:

Address:

SIGNATURE PAGE TO THE CROMPTON CORPORATION
       FIFTH AMENDMENT AND WAIVER DATED AS OF
         OCTOBER 17, 2003 TO THE FIVE-- YEAR CREDIT
       AGREEMENT DATED AS OF OCTOBER 28, 1999 AS
              AMENDED THROUGH THE DATE HEREOF

BNP PARIBAS,

By

Name:

Title:

By

Name:

Title:

SIGNATURE PAGE TO THE CROMPTON CORPORATION
       FIFTH AMENDMENT AND WAIVER DATED AS OF
         OCTOBER 17, 2003 TO THE FIVE-- YEAR CREDIT
       AGREEMENT DATED AS OF OCTOBER 28, 1999 AS
              AMENDED THROUGH THE DATE HEREOF

BANCA NAZIONALE DEL LAVORO S.p.A NEW

YORK BRANCH,

By

Name:

Title:

                           By

Name:

Title:

SIGNATURE PAGE TO THE CROMPTON CORPORATION
       FIFTH AMENDMENT AND WAIVER DATED AS OF
         OCTOBER 17, 2003 TO THE FIVE-- YEAR CREDIT
       AGREEMENT DATED AS OF OCTOBER 28, 1999 AS
              AMENDED THROUGH THE DATE HEREOF

Banca INTESA NEW YORK BRANCH,

By

Name:

Title:

Name:

Title:

SIGNATURE PAGE TO THE CROMPTON CORPORATION
       FIFTH AMENDMENT AND WAIVER DATED AS OF
         OCTOBER 17, 2003 TO THE FIVE-- YEAR CREDIT
       AGREEMENT DATED AS OF OCTOBER 28, 1999 AS
              AMENDED THROUGH THE DATE HEREOF

                  Banca Monte dei Paschi di Siena S.p.A.

By

Name:

Title:

By

Name:

Title:

SIGNATURE PAGE TO THE CROMPTON CORPORATION
       FIFTH AMENDMENT AND WAIVER DATED AS OF
         OCTOBER 17, 2003 TO THE FIVE-- YEAR CREDIT
       AGREEMENT DATED AS OF OCTOBER 28, 1999 AS
              AMENDED THROUGH THE DATE HEREOF

               PEOPLE'S BANK,

By

Name:

Title:

SIGNATURE PAGE TO THE CROMPTON CORPORATION
       FIFTH AMENDMENT AND WAIVER DATED AS OF
         OCTOBER 17, 2003 TO THE FIVE-- YEAR CREDIT
       AGREEMENT DATED AS OF OCTOBER 28, 1999 AS
              AMENDED THROUGH THE DATE HEREOF

               HIBERNIA NATIONAL BANK,

By

Name:

Title: